Virtus Seix Core Bond Fund,

Virtus Seix Corporate Bond Fund,

Virtus Seix Floating Rate High Income Fund,

Virtus Seix High Grade Municipal Bond Fund,

Virtus Seix High Income Fund,

Virtus Seix High Yield Fund,

Virtus Seix Investment Grade Tax-Exempt Bond Fund,

Virtus Seix Short-Term Bond Fund,

Virtus Seix Short-Term Municipal Bond Fund,

Virtus Seix Total Return Bond Fund,

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund,

Virtus Seix U.S. Mortgage Fund, and

Virtus Seix Ultra-Short Bond Fund (each, a “Fund”),

each a series of Virtus Asset Trust

Supplement dated July 1, 2022, to the Summary and Statutory Prospectuses and the Statement of Additional Information (“SAI”) for the Fund listed above, each dated April 28, 2022, as supplemented

Important Notice to Investors

Effective July 1, 2022, each of Newfleet Asset Management, LLC (“Newfleet”) and Stone Harbor Investment Partners, LLC (“Stone Harbor”) has merged with and into Seix Investment Advisors LLC (“Seix”), and the surviving entity has been renamed Virtus Fixed Income Advisers, LLC (“VFIA”). The portfolio management teams of Newfleet, Stone Harbor and Seix continue to operate independently of one another as separate divisions of VFIA. Prior to the merger, each of Newfleet, Stone Harbor and Seix was a wholly owned, indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and since the merger VFIA remains a wholly owned indirect subsidiary of Virtus.

The merger did not constitute a change in control of Seix that would result in the termination of the subadvisory agreement pertaining to the Funds. Therefore, the subadvisory agreement pertaining to the Funds is still in place with VFIA under its new name effective July 1, 2022.

All references in the Funds’ Prospectuses and SAI to Seix as subadviser to the Funds are hereby changed to refer to “Virtus Fixed Income Advisers, LLC, an affiliate of VIA, operating through its division Seix Investment Advisors.”

All references in the Funds’ Prospectuses to Seix as an employer of the Funds’ portfolio managers for the period beginning on July 1, 2022, are hereby changed to refer to “Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC.” (References to Seix for periods of time prior to July 1, 2022, are unchanged.)

The following disclosure regarding VFIA replaces the disclosure regarding Seix in the section “The Subadvisers” beginning on page 115 of the Funds’ Statutory Prospectus and replaces the first paragraph of the disclosure regarding Seix in the section “Subadvisers and Subadvisory Agreements” beginning on page 103 of the SAI:

“Virtus Fixed Income Advisers, LLC, an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its divisions, Newfleet Asset Management (‘Newfleet’) and Seix Investment Advisors (‘Seix’) in subadvising funds described herein. As of May 31, 2022, the three advisers that merged into VFIA on July 1, 2022 had approximately $37.1 billion in aggregate assets under management.

VAT 8622/VFIA Announcement (7/2022)

The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of May 31, 2022, the Seix division of VFIA had approximately $15.9 billion in assets under management.”

VAT 8622/VFIA Announcement (7/2022)